UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2023

STRONG GLOBAL ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41688	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5960 Fairview Road, Suite 275 Charlotte, NC	28210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 471-6784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Voting Shares, without par value	SGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On November 3, 2023, Strong Global Entertainment, Inc. (the “Company”), Strong Technical Services, Inc., a wholly-owned subsidiary of the Company (the “Purchaser”), Innovative Cinema Solutions, LLC (the “Seller”), and Seller’s members (the “Members”) entered into an asset purchase agreement (the “Asset Purchase Agreement”). Pursuant to the Asset Purchase Agreement, in exchange of certain assets of the Seller, (i) the Purchaser paid $100,000, (ii) the Purchaser will pay $100,000 on the date that is nine (9) months from the closing date, and (iii) the Company issued an aggregate of 115,607 Class A common voting shares (the “Common Shares”) to the Members, based on $200,000 divided by the closing market price of the shares as of November 2, 2023 of $1.73 per share.

In addition, the Purchaser agreed to assume the obligation from Seller to Think Audio Video, LLC, a third party, in the approximate principal amount of $465,000 in the form of a promissory note (the “Note”). The Note bears interest at the rate of five percent (5.0%) per annum. The Purchaser shall pay this Note in twenty-four (24) consecutive equal monthly payments of principal, plus accrued interest thereon commencing December 3, 2023 and continuing until the Note is paid in full.

The transactions contemplated by the Asset Purchase Agreement were closed on November 3, 2023.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 above is incorporated into this Item 2.01 by reference, as applicable. On November 3, 2023, pursuant to the Asset Purchase Agreement, the Company completed the acquisition of certain assets of the Seller through the Purchaser.

Item 3.02	Unregistered Sales of Equity Securities.

On November 3, 2023, pursuant to the Asset Purchase Agreement, the Company issued 115,607 Common Shares. The Common Shares were issued in a private placement exempt from registration pursuant to Section 4(a)(2) and/or Regulation D of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

On November 7, 2023, the Company issued a press release regarding the asset purchase from the Seller, described above, which is attached hereto as Exhibit 99.1.

The press release included as Exhibit 99.1 will be deemed to be “furnished” rather than “filed,” pursuant to the rules of the Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†	Asset Purchase Agreement by and among Strong Global Entertainment, Inc., Strong Technical Services, Inc., Innovative Cinema Solutions, LLC and Members of Innovative Cinema Solutions, LLC, dated November 3, 2023.

99.1	Press Release dated November 7, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Exhibits and schedules to this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONG GLOBAL ENTERTAINMENT, INC.

Date: November 7, 2023	By:	/s/ Todd R. Major
	Name:	Todd R. Major
	Title:	Chief Financial Officer